SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Event Requiring Report: June 29, 2004

ENERGY PRODUCERS, INC.

(Exact name of registrant as specified in its charter)

       Nevada                 000-32507             88-0345961

(State of Incorporation) (Commission File Number)    (IRS Employer

                                                      Identification No.)

Dennis R. Alexander, Chairman

Energy Producers, Inc.

6564 Smoke Tree Lane, Scottsdale Arizona 85253

------------------------------------------------------------

(Address of Principal Executive Offices)

(480) 948-6581

----------------------------------------

(Registrant's telephone number, including area code)

Note: This 8-K/A (Amendment No. 2) adds additional information via Item 7.01 and Item 8.01 to the former Form 8-K current reports, as amended, and further adds new Item 3.02.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The Registrant, in accordance with the terms of its Agreement with Firecreek Petroleum, Inc. (“Firecreek”) (attached as exhibit 2.1 to Registrants Report on Form 8-K filed with the Commission on July 16, 2004 and incorporated herein by reference) has issued the following shares and other consideration in the following names and amounts into escrow (unless footnoted) with its Attorney, the Law Offices of Warren J. Soloski, in Los Angeles CA. pending outcome of the Firecreek audit in progress, or as determined by acceptable progress confirmed by resolution of the boards of both the Registrant and Firecreek.

Under the terms of the Merger Exchange Agreement (“Agreement”) (Section 1.a. of the Agreement attached as exhibit 2.1 to Registrants Report on Form 8-K filed with the Commission on July 16, 2004 and incorporated herein by reference), Fourteen Million (14,000,000) of the Registrant’s $0.001 par value common restricted stock (“Common Shares”), plus an amount of 2,566,831 (1) shares of the Registrant’s new authorized Series A Preferred Stock, par value %0.001 per share, are held in escrow, pro rata according to the shareholder ownership in Firecreek, to be issued in exchange for all the issued and outstanding common and preferred shares of Firecreek, its assets and liabilities, such that Firecreek and its 100% wholly owned subsidiary Firecreek Petroleum Romania Srl, a Romanian limited liability company, and the assets and interests held thereby, shall become a one hundred percent (100%) wholly owned subsidiary and interests of the Registrant. The Registrants restricted common stock and Series A Preferred Stock is issued and escrowed for the name, address and amounts as follows:

	Restricted	Series A
	Common	Preferred
Name and Address	Stock(3)	Stock(2)(3)
John R. Taylor	2,212,887	798,870
6777 Camp Bowie Blvd., Suite 332
Fort Worth, TX 76116

William E. Merritt	2,212,887	150,000
933 East Ridge Court
Grapevine, TX 76051

Richard Henry Faulder	0	99,532
2800 S. Hulen, Suite 200
Fort Worth, TX 76109

George B. Faulder	2,109,228	419,121
2800 S. Hulen, Suite 200
Fort Worth, TX 76109

Dr. Mousa Hawamdah	6,237,624	32,550
6777 Camp Bowie Blvd., Suite 332
Fort Worth, TX 76116

James Barker	112,000	111,500
2800 S. Hulen, Suite 200
Fort Worth, TX 76109

Heights Energy Corporation	892,562	0
300 North Coit Road, Suite 1400
Richardson, TX 75080

Dennis Flyer	14,000	54,949
25 E. 10th Street
New York, NY 10003

J. Michael Hester	28,000	194,863
3719 Pebble Beach Road
Northbrook, IL 60062

Richard Henry Faulder	28,000	0
2800 S. Hulen, Suite 200
Fort Worth, TX 76109

James Seabolt	14,000	43,818
4712 Shadow Creek Drive
Edmond, OK 73034

Byron K. Basden	14,000	44,418
401 Balboa Street
Irving, TX 75062

Dr. James Howard	124,752	0
300 North Coit Road, Suite 1400
Richardson, TX 75080

Sergiu Caldararu	0	102,434
6777 Camp Bowie Blvd., Suite 332
Fort Worth, TX 76116

Tanara Holdings Limited	0	233,500
6777 Camp Bowie Blvd., Suite 332
Fort Worth, TX 76116

Profitabil E-Business Srl	0	205,000
6777 Camp Bowie Blvd., Suite 332
Fort Worth, TX 76116

FMC Telecom, Inc.	0	76,276
6045 Southwest 45th St.
Davie, FL 33314
Totals	14,000,000	(1) 2,566,831

(1) Notes a typographical error in the Definitive Agreement with Firecreek which is changed therein and herewith from 2,565,831 to 2,566,831.

(2) For Rights and Preferences regarding the Registrants Series A preferred stock please refer to Articles of Amendment to the Registrant's Articles of Incorporation (filed as Exhibit 3.6 to Registrants Report on Form 10-QSB for the quarter ended June 30, 2004 and incorporated herein by reference).

(3) The shares were issued pursuant to an exemption from registration as provided in Section 4(2) of the Securities Act of 1933. The shares will be covered under the proposed Voting Agreement (please see Item 9.01(c) Exhibit 10.21 of this Report).

Further, under the terms of the Merger Exchange Agreement (“Agreement”) (attached as exhibit 2.1 to Registrant’s Report on Form 8-K filed with the Commission on July 16, 2004 and incorporated herein by reference), additional authorization for and the issuance to escrow of new Series B preferred stock along with issuances of additional common stock, options/warrants are specified in Section 1.c.(ii), 1.d.(i) and 1.d.(ii) of the Agreement, and further listed as follows:

(*) On July 1, 2004 the Board of Directors and or Compensation and Stock Option Committee of the Company approved for the following issuances of restricted common voting stock to the following persons, with effective dates later determined as part of the ongoing closing processes with the Registrant and Firecreek Petroleum, Inc., in conformance with the terms of the Agreement including those listed in section 1.d.(i) therein, and other subsequent additions directed by the Executive Management Committee. The shares were issued pursuant to a private placement and carried a rule 144 legend. The shares were issued pursuant to an exemption from registration as provided in Section 4(2) of the Securities Act of 1933. The shares will be covered under the proposed Voting Agreement (please see Item 9.01(c) Exhibit 10.21 of this Report), except where indicated by (**).

                                     Share          Type of         Fair Market Value

Name

      Date

   Amount      Consideration      of Consideration

----

      ----

   ------

   -------------     ----------------

John R. Taylor (1)

8/2/04

1,000,000

Bonus Award

$80,000

6777 Camp Bowie Blvd.,

Suite 332

Fort Worth, TX  76116

William E. Merritt (2)

8/2/04

1,000,000

Bonus Award

$80,000

933 East Ridge Court

Grapevine, TX  76051

George B. Faulder (3)

8/2/04

1,000,000

Bonus Award

$80,000

2800 S. Hulen, Ste 200

Fort Worth, TX  76109

Stuart Siller (4)

8/2/04

1,000,000

Firecreek

$80,000

3408 Fulton Avenue

Introduction/

Oceanside, New York

Consultant-Advisory

11572

Services

(**)Michael Norman (5)

8/2/04

  450,000

Bonus Award

$37,000

345 E. 80 Apt. 10B

New York, NY 10021

Gregg Fryett (6)

8/2/04

1,000,000

Bonus Award

$80,000

50 Reddenhill Road

Torquay Devon

TQ1 3RR UK

Dennis R. Alexander (7)

8/2/04

1,000,000

Bonus Award

$80,000

5423 E. Piping Rock Rd.

Scottsdale, Az 85254

(*) $517,000 of the financing proceeds in the immediately preceding table were used primarily for bonus awards, business consulting, introductory and advisory Services.

(1) John R. Taylor is President and Director of the Company.

(2) William E. Merritt is Executive Vice President, Director, and General Counsel for the Company

(3) George B. Faulder is Vice President and Director of the Company

(4) Stuart Siller introduced Firecreek Petroleum, Inc., provides other Business and advisory services, and is not an affiliate, director, or officer of the Company.

(5) Michael Norman is a Director of the Company.

(6) Gregg Fryett is CEO and Director of the Company.

(7) Dennis R. Alexander is Chairman and CFO of the Company.

(*) On July 1, 2004 the Board of Directors and or Compensation and Stock Option Committee of the Company approved for the following issuances of new Series B preferred stock, par value $0.001 per share, as additional consideration in behalf of the Agreement with Firecreek, to the following persons, with effective dates later determined as part of the ongoing closing processes in conformance with the terms of the Agreement including those listed in section 1.c.(ii) therein, and other subsequent additions, if any, directed by the Executive Management Committee. The shares were issued pursuant to a private placement and carry a rule 144 legend. The shares were issued pursuant to an exemption from registration as provided in Section 4(2) of the Securities Act of 1933. The shares will be covered under the proposed Voting Agreement (please see Item 9.01(c) Exhibit 10.21 of this Report). The date for all the following issuances is August 2, 2004.

Preferred
Name and Address	Series B

Gregg Fryett	1,000,000
50 REDDENHILL ROAD
TORQUAY DEVON
TQ1 3RR UK

Dennis R. Alexander	1,000,000
5423 E. Piping Rock Road
Scottsdale, Arizona 85254

John R. Taylor	1,700,000
6777 Camp Bowie Blvd., Suite 332
Fort Worth, TX 76116

John R. Taylor-Gifts	100,000
Ben E. Taylor Irrevocable Living Trust
6777 Camp Bowie Blvd., Suite 332
Fort Worth, TX 76116

Ben R. Taylor Living Trust	100,000
6777 Camp Bowie Blvd., Suite 332
Fort Worth, TX 76116

Cheryl Cashion 1998 Family Trust	100,000
6777 Camp Bowie Blvd., Suite 332
Fort Worth, TX 76116

Joseph S. Behm	100,000
6777 Camp Bowie Blvd., Suite 332
Fort Worth, TX 76116

Ann M. Adams	100,000
6777 Camp Bowie Blvd., Suite 332
Fort Worth, TX 76116

John Russell Taylor	100,000
6777 Camp Bowie Blvd., Suite 332
Fort Worth, TX 76116

John Dustin Taylor	100,000
6777 Camp Bowie Blvd., Suite 332
Fort Worth, TX 76116

William E. Merritt	2,400,000
933 East Ridge Court
Grapevine, TX 76051

George B. Faulder	2,400,000
2800 S. Hulen, Suite 200
Fort Worth, TX 76109

Sergiu Caldararu	100,000
6777 Camp Bowie Blvd., Suite 332
Fort Worth, TX 76116

DAC Industries, Inc.	200,000
47 Canal Run West
Washington Crossing, PA 18977
Totals	9,500,000

(*) For Rights and Preferences regarding the Registrants Series A preferred stock please refer to Articles of Amendment to the Registrant's Articles of Incorporation (filed as Exhibit 3.6 to Registrant’s Report on Form 10-QSB for the quarter ended June 30, 2004 and incorporated herein by reference).

On July 1, 2004 the Board of Directors and or Compensation and Stock Option Committee of the Registrant granted stock options in behalf of the Agreement with Firecreek, to the following persons, with effective dates later determined as part of the ongoing closing processes in conformance with the terms of the Agreement including those listed in section 1.d.(ii) therein, and other subsequent additions, if any, directed by the Executive Management Committee. The shares were issued pursuant to a private placement and carry a rule 144 legend. The shares were issued pursuant to an exemption from registration as provided in Section 4(2) of the Securities Act of 1933. The shares will be covered under the proposed Voting Agreement (please see Item 9.01(c) Exhibit 10.21 of this Report). The date for all the following Agreements is August 9, 2004.

(*) Option Grants in the Fiscal Year 2004

To Officers, Consultants, Directors, and Advisors

Number of

       % of Total

     Exercise

                  Securities Underlying  Options Granted   or Base      Expiration

Name               Options Granted (#)   in Fiscal Year  Price ($/sh)   Date

----               -------------------   --------------  -------------  -------

John R. Taylor

2,000,000

11.76%

$.70

   2/9/09

President and

Director

William E. Merritt

2,000,000

11.76%

$.70

   2/9/09

Executive V.P., Dir.

and General Counsel

George B. Faulder

2,000,000

11.76%

$.70

   2/9/09

Vice President and

Director

Dr. Mousa Hawamdah

2,000,000

11.76%

$.70

   2/9/09

Vice President-

Libyan Operations

and Director

James Barker

1,000,000

05.88%

$.70

   2/9/09

Vice President-

International Acct.

Firecreek Petroleum

Charles Alliban

2,000,000

11.76%

$.70

   2/9/09

Treasurer and Dir.

Dennis R. Alexander

2,000,000

11.76%

$.70

   2/9/09

Chairman and CFO

Gregg Fryett

2,000,000

11.76%

$.70

   2/9/09

CEO and Director

Pete Fryett

2,000,000

11.76%

$.70

   2/9/09

Vice President

Asst. Secty., Director

(*) The following are excerpts from certain provisions contained in the option agreement with the persons listed above, and include but are not limited to the following:

(1) The date of all agreements set forth in the table above is August 9, 2004.

(2) The exercise price for all option agreements is $.70 per share.

(3) The expiration of each of the agreements is four (4) years from the date of Vesting.

(4) The Vesting Date is: For and after the expiration of on hundred eighty (180) days following the date of the agreement.

(5) The Expiration Date for all option agreements is 2/9/2009.

(6) The exercise price of the options is equal to or in excess of the fair market value of the stock on the date of grant.

(7) For all option grants  listed in the table above the following provision is provided: If at any time after  the date of this Agreement and  prior to the expiration of all Exercise  Period(s), the Company proposes to file a registration  statement to register any Common Stock (other than Common Stock issued with respect to any acquisition or any  employee stock option, stock purchase or similar  plan) under the  Securities  Act of 1933, as amended (the "Securities Act") for sale to the public in an underwritten offering, it will at each such time give prior written notice to the Optionee of its intention to do so ("Notice of Intent") and, upon the  written  request of the Optionee made within 30 calendar days after the receipt of any such notice (which request must specify the number of Option  Shares  Optionee  requests  to be included in the registration, the Company will use its best efforts to effect the registration under the Securities  Act of the Option  Shares  which the  Company has been so requested to register, provided, however, that if the managing underwriter shall certify in writing that inclusion of all or any of the Option Shares would, in such managing underwriter's opinion, materially interfere  with the proposed distribution and marketing of the Common Stock in respect of which registration was originally to be effected (such writing to state the basis of such opinion and the maximum number of shares which  may be  distributed without such interference), then the Company may, upon written notice to the Optionee, have the right to exclude from such  registration such number of Option Shares which it would  otherwise be required to register hereunder as is necessary to reduce the total amount of Common Stock to be so registered to the maximum amount which can be so marketed.

ITEM 7.01 REGULATION FD DISCLOSURE

ITEM 8.01 OTHER EVENTS

The Registrant, in accordance with the terms of its Agreement with Firecreek Petroleum, Inc. (“Firecreek”) (attached as exhibit 2.1 to Registrant’s Report on Form 8-K filed with the Commission on July 16, 2004 and incorporated herein by reference) the following below listed includes information regarding its signed Indemnity and Option Agreements, and its proposed form of Voting Agreement as or in accordance with the Firecreek Agreement and ongoing processes for completion, and further provides herewith the Exhibits listed herein under Item 9.01 (c) of this Form 8-K/A Report.

Indemnity Agreements – See signed Indemnity Agreements/terms and provisions listed under Item 9.01 (c) Exhibits 10.1 through 10.11 of this Form 8-K/A Report.

The Indemnity Agreements have been signed by the following persons and all carry the same provisions:

John R. Taylor

William E. Merritt

George B. Faulder, IV

Dr. Mousa Hawamdah

J. Michael Hester

Mike Norman

Gregg Fryett

Peter Fryett

Charles Alliban

Melvena Alexander (Replaces Previous Indemnity Agreement)

Dennis R. Alexander (Replaces Previous Indemnity Agreement)

Option Agreements (1) – See signed Option Agreements/terms and provisions listed under Item 9.01 (c) Exhibits 10.12 through 10.20) of this Form 8-K/A Report.

The Option Agreements (1) (also see Item 3.02 herein this Form 8-K/A Report) have been signed by the following persons listed below and include the amount of common shares underlying each Option Agreement. The Option Agreements are exactly similar for all listed, i.e. terms and provisions, grant and exercise dates, and price are the same:

Shares Underlying

Person (2)

Each Option Agreement

------

---------------------

John R. Taylor

2,000,000

William E. Merritt

2,000,000

George B. Faulder, IV

2,000,000

Dr. Mousa Hawamdah

2,000,000

James Barker (3)

1,000,000

Gregg Fryett

2,000,000

Charles Alliban

2,000,000

Peter Fryett

2,000,000

Dennis R. Alexander

2,000,000

(1) The option agreements are owned but are in escrow pending the satisfaction of certain conditions stated in the Agreement for Exchange of Common Stock between Energy Producers, Inc. and Firecreek Petroleum, Inc. and if such conditions are not satisfied, such option agreements will be returned to the Registrant for cancellation.

(2) Form 3’s and or Form 4’s, have been filed by each of the persons listed.

(3) The Registrant and Firecreek, subsequent to the signing of the definitive Agreement, agreed to grant Mr. James Barker, Vice President, International Oil and Gas Accounting, Firecreek Petroleum, Inc. an option agreement, and is added to and made apart of the Registrants Agreement with Firecreek listed therein Section 1.d.(ii).

(4) It is anticipated that the Registrant will grant an option agreement or provide other compensation to DAC, Inc., and or designated affiliate of Dac, Inc. for assistance to Firecreek Petroleum, Inc. and the Registrant regarding its ongoing international oil and gas acquisition development program.

Voting Agreement – See proposed form of Voting Agreement/terms and provisions listed under Item 9.01 (c) Exhibit 10.21 of this Form 8-K/A.

The Voting Agreements are in process of final review for signatures, and the Registrant will update accordingly named persons and holdings effected under the Voting Agreement on an amended Form 8-K when signed and processes completed by all parties thereto.

Regarding closing matters the Registrant and Firecreek have discussed progress regarding 1) prior authorization by the board of directors for the Registrants stock to be issued based on effectiveness of the closing processes, terms and obligations, time lines, procedures and duties, of fulfillment of its Agreement with Firecreek, and Firecreek with the Registrant, and 2) status of Firecreek and the Registrant having agreed that during closing processes listed in Section 7. and Section 8. of the Agreement with Firecreek and related technical requirements, that the Registrants shares for delivery due as consideration to Firecreek’s shareholders in behalf of its Agreement with Firecreek shall be escrowed with Registrants Legal Counsel listed in the Agreement until the Registrant receives documentary evidence of, -Receipt by Firecreek of the signed MOU between the Libyan National Oil Council (NOC) and Firecreek. It has been further discussed that the Registrant, 3) in accordance with the terms of its Agreement with Firecreek has escrowed all shares and other consideration with its Attorney, the Law Offices of Warren J. Soloski, in Los Angeles CA. and pending outcome of the Firecreek audit in progress.

The Registrant and Firecreek have together determined that progress has been made relevant to the above discussions, regarding the parameters and processes technically; in its oil and gas acquisition development program overseas, and further with respect to its current ground work and positioning for the financing requirements needed. Therefore it has been agreed that by formal resolution of both board of directors envisioned within the next few days the Registrant and Firecreek shall formally confirm the Merger Exchange Agreement to move forward.

Item 9.01  Financial Statements and Exhibits

(c)   Exhibits

Exhibit No.

Description

10.1

Indemnity Agreement as of July 1, 2004 between Energy Producers, Inc. and John R. Taylor

10.2

Indemnity Agreement as of July 1, 2004 between Energy Producers, Inc. and William E. Merritt

10.3

Indemnity Agreement as of July 1, 2004 between Energy Producers, Inc. and George B. Faulder, IV

10.4

Indemnity Agreement as of July 1, 2004 between Energy Producers, Inc. and Dr. Mousa Hawamdah

10.5

Indemnity Agreement as of July 1, 2004 between Energy Producers, Inc. and J. Michael Hester

10.6

Indemnity Agreement as of July 1, 2004 between Energy Producers, Inc. and Mike Norman

10.7

Indemnity Agreement as of July 1, 2004 between Energy Producers, Inc. and Gregg Fryett

10.8

Indemnity Agreement as of July 1, 2004 between Energy Producers, Inc. and Peter Fryett

10.9

Indemnity Agreement as of July 1, 2004 between Energy Producers, Inc. and Charles Alliban

10.10

Indemnity Agreement as of July 1, 2004 between Energy Producers, Inc. and Melvena Alexander (replaces previous Indemnity Agreement)

10.11

Indemnity Agreement as of July 1, 2004 between Energy Producers, Inc. and Dennis R. Alexander (replaces previous Indemnity Agreement)

10.12

Stock Option Agreement dated August 9, 2004 between Energy Producers, Inc. and John R. Taylor

10.13

Stock Option Agreement dated August 9, 2004 between Energy Producers, Inc. and William E. Merritt

10.14

Stock Option Agreement dated August 9, 2004 between Energy Producers, Inc. and George B. Faulder, IV

10.15

Stock Option Agreement dated August 9, 2004 between Energy Producers, Inc. and Dr. Mousa Hawamdah

10.16

Stock Option Agreement dated August 9, 2004 between Energy Producers, Inc. and James Barker

10.17

Stock Option Agreement dated August 9, 2004 between Energy Producers, Inc. and Gregg Fryett

10.18

Stock Option Agreement dated August 9, 2004 between Energy Producers, Inc. and Charles Alliban

10.19

Stock Option Agreement dated August 9, 2004 between Energy Producers, Inc. and Peter Fryett

10.20

Stock Option Agreement dated August 9, 2004 between Energy Producers, Inc. and Dennis Alexander

10.21

Proposed form of Voting Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        By:   /s/  Dennis R. Alexander

                                             ------------------------

                                                  Dennis R. Alexander

                                                  Chairman and CFO

Date:  September 16, 2004